Subsequent events	12 Months Ended
Dec. 31, 2012
Subsequent events
24.	Subsequent events

The Group evaluated subsequent events through April 26, 2013, which was the date which these financial statements were issued.

On March 31, 2013, the Group granted 959,000 restricted share units to eligible employees under the 2011 Incentive Scheme. The fair value of the restricted share units at the grant date was US$0.8450 per share.